[logo] M F S(R)                                                   ANNUAL REPORT
INVESTMENT MANAGEMENT                                            FOR YEAR ENDED
                                                                  JUNE 30, 2002

[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             RESEARCH FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

MFS(R) INSTITUTIONAL RESEARCH FUND

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

  NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as
Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and
Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn,
Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as
Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of
117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and
     Exchange Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940
    (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts
    02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Deloitte & Touche LLP                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/S/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2002, the fund provided a total return of -22.69%. This return, which includes the reinvestment of dividend and capital gains distributions but does not reflect any sales charges, compares to a return of -17.98% over the same period for the fund's benchmark, the Standard and Poor's 500 Stock Index (the S&P 500). The S&P 500 is a commonly used measure of the broad stock market.

A CHALLENGING ENVIRONMENT
Although the U.S. economy appeared to begin growing again in 2002, as indicated by growth in the gross domestic product (GDP) and the continued strength in consumer spending, the market environment was consistently challenging over the period. A strong rally in the fourth quarter of 2001 proved to be a short-term event, and the economic recovery this year has not been as strong or as widespread as we had hoped when the year began.

The past 12 months have been a particularly volatile period for equities, marked by the sharp downturn prior to and immediately following the September 11 tragedy, sharp recovery over the winter months, and subsequent downturns since the early spring driven primarily by concerns about the quality and level of corporate earnings. Throughout this period, we have remained focused on companies that have exhibited more stable revenues and lower valuations whose fundamentals have been improving. With the market trending lower with significant volatility (in the market generally and within sectors), our moderately defensive positioning and focus on less expensive, higher-quality stocks has been helpful. Interestingly, in many cases, our performance has benefited as much from what we have avoided as what we have owned. In other words, stock selection has been crucial.

In this market environment, research has become critical. Following the collapse of Enron, and the subsequent SEC investigations into the accounting practices of several large companies, there has been heightened scrutiny of the veracity of corporate financial statements. While not all the skepticism is warranted, the psychological impact on the market is considerable, causing investors to be more risk-averse.

Our response to this situation has been two-fold. We are continuing our close analysis of companies' financial statements and comparing them to what their competitors are reporting. Severe discrepancies would cause us concern and could call into question the integrity of what is being reported. Our second method is to utilize more nontraditional sources for gathering information; analysts need to develop their own networks within their respective industries.

PORTFOLIO OBJECTIVES
Investment research is the cornerstone of how the Institutional Research Portfolio is managed -- independent, in-depth research performed by our team of experienced analysts. Our primary objective in managing the portfolio is to provide capital appreciation. We do not choose stocks based on current market trends, but instead focus on long-term prospects for growth potential. We are able to invest in any market capitalization and within any investment discipline.

AREAS OF RELATIVE STRENGTH
We continued to be overweighted in financial services, particularly in the insurance and banking arena, and we believe these areas could continue to benefit the portfolio through the rest of the year. Bank of America, which continued to report strong earnings, contributed to performance. Our retailing stocks have also produced positive results. As we have shifted the portfolio toward companies that exhibit more stable revenues and lower valuations, the consumer products and retailing sectors has been one of the few areas with consistent earnings growth. We are concentrating on companies such as Gillette, a manufacturer of personal care products, as history has shown that the demand for razors has remained stable during periods when consumers are not spending as much. Other names, such as Wal-Mart, Target, and Sears have been strong performers and we expect that trend to continue. Sears, for example, was aided by new management that focused on trimming expenses and improving the company's bottom line.

Basic materials and defense companies such as 3M and Northrop Grumman have also added to performance. 3M, in particular, has consistently met their earnings expectations for the past few quarters and our research has shown that this is still a very viable company with sound management that restructured its business to reduce its cost structure. As a result, we believe the company has strong prospects for earnings growth. Defense companies, such as Northrop Grumman, have also benefited from increased governmental defense spending and the ongoing tensions in the Middle East.

AREAS OF DISAPPOINTMENT
Areas that hurt performance in the last few months were our biotechnology holding Genzyme and some of our technology holdings, specifically Amdocs. Although we are positive on Genzyme for the long term due to its strong fundamentals, the company was not managing their expectations effectively and therefore, performed poorly. In general, we have remained underweight in pharmaceuticals due to concerns about weak new product pipelines and a slower, more cautious Food and Drug Administration. Moreover, generic manufacturers are beginning to challenge the patents of brand name drug manufacturers, which could negatively affect their earnings. This will pave the way for generic manufacturers to produce the same drugs at much lower costs, and that could have a significant effect on pharmaceutical companies.

We feel technology as a whole has been a very difficult sector in which to find opportunities, and though we are underweighted, several tech names that we owned have performed poorly. For example, Amdocs, a manufacturer of telecom customer service billing software has seen a significant decline in value over the last few months due to the slowdown in corporate spending and decreased demand. By the end of the period, we sold our entire position in the stock.

Dynegy, a distributor of natural gas and electricity as well as a telecommunications provider, has detracted significantly from performance. Due to the general malcontent in the energy and telecom sectors in the wake of the failures at Enron, Global Crossing, and WorldCom, these areas of the market have continued to struggle.

GOING FORWARD
The market has continued to be difficult to navigate. We expect the flight to safety and quality to continue. In our view, investors are not willing to take on too many risks, and therefore we remain mostly interested in "safe haven" stocks. In addition, we expect this trend to continue as a result of the news reports surrounding SEC investigations plaguing the market. Given this environment, we are positioning the portfolio toward what we feel are more stable companies, which include the consumer staples and financial services sectors. On the positive side, the threat of inflation has been relatively assuaged and interest rates have remained low, and we feel these reasons could bode well for continued consumer strength.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of Global Equity Research and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: May 20, 1996

Size: $19.2 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, May 20, 1996, through June 30, 2002. Index information is from June 1, 1996.)

                           MFS Institutional     S&P 500
                            Research Fund      Stock Index
              --------------------------------------------
              5/96           $3,000,000        $3,000,000
              6/96            2,934,000         3,011,000
              6/98            4,620,000         5,279,000
              6/00            6,414,000         6,95O,OOO
              6/02            3,888,424         4,855,873

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

                                 1 Year      3 Years       5 Years       Life*
------------------------------------------------------------------------------
Cumulative Total Return         -22.69%      -26.24%        +6.78%     +29.61%
------------------------------------------------------------------------------
Average Annual Total Return     -22.69%      - 9.65%        +1.32%     + 4.34%
------------------------------------------------------------------------------

COMPARATIVE INDEX(+)

                                 1 Year      3 Years       5 Years       Life*
------------------------------------------------------------------------------
S&P 500 Stock Index#            -17.98%       -9.17%        +3.67%     + 8.24%
------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, May 20, 1996, through June 30, 2002. Index information is from June 1, 1996.
  # Source: Standard & Poor's Micropal, Inc.
(+) Average annual rates of return.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

PORTFOLIO OF INVESTMENTS - June 30, 2002

Stocks - 96.1%
--------------------------------------------------------------------------
ISSUER                                            SHARES             VALUE
--------------------------------------------------------------------------
U.S. Stocks - 88.9%
  Aerospace - 1.4%
    Northrop Grumman Corp.                         2,200       $   275,000
--------------------------------------------------------------------------
  Apparel & Textiles - 0.6%
    Nike, Inc., "B"                                2,000       $   107,300
--------------------------------------------------------------------------
  Automotive - 1.3%
    Harley-Davidson, Inc.                          4,860       $   249,172
--------------------------------------------------------------------------
  Banks & Credit Cos. - 9.5%
    Bank America Corp.                             7,890       $   555,140
    Capital One Financial Corp.                    5,840           356,532
    Comerica, Inc.                                 2,260           138,764
    FleetBoston Financial Corp.                   10,560           341,616
    Mellon Financial Corp.                         4,900           154,007
    SouthTrust Corp.                               3,500            91,420
    SunTrust Banks, Inc.                           2,800           189,616
                                                               -----------
                                                               $ 1,827,095
--------------------------------------------------------------------------
  Biotechnology - 0.9%
    Eli Lilly & Co.                                3,150       $   177,660
--------------------------------------------------------------------------
  Business Machines - 1.4%
    Dell Computer Corp.*                           7,480       $   195,527
    Motorola, Inc.                                 4,900            70,658
                                                               -----------
                                                               $   266,185
--------------------------------------------------------------------------
  Business Services - 2.5%
    Automatic Data Processing, Inc.                3,660       $   159,393
    First Data Corp.                               3,200           119,040
    Sabre Holding Corp.                            2,900           103,820
    SunGard Data Systems, Inc.*                    3,530            93,474
                                                               -----------
                                                               $   475,727
--------------------------------------------------------------------------
  Chemicals - 0.7%
    Air Products & Chemicals, Inc.                   340       $    17,160
    Praxair, Inc.                                  1,970           112,231
                                                               -----------
                                                               $   129,391
--------------------------------------------------------------------------
  Computer Software - 1.0%
    Oracle Corp.*                                 20,650       $   195,555
--------------------------------------------------------------------------
  Computer Software - Systems - 1.2%
    Citrix Systems, Inc.*                         10,600       $    64,024
    PeopleSoft, Inc.*                              4,500            66,960
    Rational Software Corp.*                       4,400            36,124
    VERITAS Software Corp.*                        3,207            63,467
                                                               -----------
                                                               $   230,575
--------------------------------------------------------------------------
  Construction - 0.5%
    Lennar Corp.                                   1,700       $   104,040
--------------------------------------------------------------------------
  Consumer Goods & Services - 4.3%
    Avon Products, Inc.                              300       $    15,672
    Estee Lauder Cos., Inc., "A"                     100             3,520
    Gillette Co.                                   2,020            68,417
    Kimberly-Clark Corp.                           1,800           111,600
    Philip Morris Cos., Inc.                       5,700           248,976
    Procter & Gamble Co.                           4,150           370,595
                                                               -----------
                                                               $   818,780
--------------------------------------------------------------------------
  Electrical Equipment - 2.4%
    Danaher Corp.                                  2,460       $   163,221
    General Electric Co.                          10,000           290,500
                                                               -----------
                                                               $   453,721
--------------------------------------------------------------------------
  Electronics - 2.8%
    Analog Devices, Inc.*                          7,056       $   209,563
    Atmel Corp.*                                   7,160            44,822
    Linear Technology Corp.                        5,100           160,293
    Maxim Integrated Products, Inc.*               1,300            49,829
    Teradyne, Inc.*                                3,100            72,850
                                                               -----------
                                                               $   537,357
--------------------------------------------------------------------------
  Entertainment - 4.1%
    AOL Time Warner, Inc.*                         5,400       $    79,434
    Clear Channel Communications, Inc.*            1,290            41,306
    Comcast Corp., "A"*                            2,240            53,401
    Fox Entertainment Group, Inc.*                   700            15,225
    Viacom, Inc., "B"*                            13,559           601,613
                                                               -----------
                                                               $   790,979
--------------------------------------------------------------------------
  Financial Institutions - 6.2%
    Charles Schwab Corp.                           2,500       $    28,000
    Citigroup, Inc.                                6,677           258,734
    Federal National Mortgage Assn.                3,400           250,750
    Freddie Mac                                    4,590           280,908
    Goldman Sachs Group, Inc.                      2,800           205,380
    Merrill Lynch & Co., Inc.                      4,030           163,215
                                                               -----------
                                                               $ 1,186,987
--------------------------------------------------------------------------
  Food & Beverage Products - 2.0%
    Anheuser-Busch Cos., Inc.                      6,800       $   340,000
    Kellogg Co.                                    1,400            50,204
                                                               -----------
                                                               $   390,204
--------------------------------------------------------------------------
  Forest & Paper Products - 1.2%
    International Paper Co.                        3,600       $   156,888
    Smurfit-Stone Container Corp.*                 4,400            67,848
                                                               -----------
                                                               $   224,736
--------------------------------------------------------------------------
  Insurance - 8.1%
    AFLAC, Inc.                                    4,270       $   136,640
    Allstate Corp.                                 4,700           173,806
    American International Group, Inc.             1,592           108,622
    Chubb Corp.                                    3,700           261,960
    CIGNA Corp.                                      670            65,271
    Hartford Financial Services Group, Inc.        1,700           101,099
    MetLife, Inc.                                 13,130           378,144
    St. Paul Cos., Inc.                            2,880           112,090
    Travelers Property Casualty Corp.*            11,900           210,630
                                                               -----------
                                                               $ 1,548,262
--------------------------------------------------------------------------
  Machinery - 0.9%
    SPX Corp.*                                     1,520       $   178,600
--------------------------------------------------------------------------
  Medical & Health Products - 6.6%
    Applera Corp. - Applied Biosystems Group       5,140       $   100,179
    Baxter International, Inc.                     4,000           177,800
    Pfizer, Inc.                                  19,257           673,995
    Wyeth                                          6,110           312,832
                                                               -----------
                                                               $ 1,264,806
--------------------------------------------------------------------------
  Medical & Health Technology Services - 3.2%
    Genzyme Corp.*                                 8,800       $   169,312
    HEALTHSOUTH Corp.*                             9,000           115,110
    Laboratory Corp. of America Holdings*          4,600           209,990
    Lincare Holdings, Inc.*                        1,800            58,140
    Tenet Healthcare Corp.*                          900            64,395
                                                               -----------
                                                               $   616,947
--------------------------------------------------------------------------
  Metals & Minerals - 0.6%
    Alcoa, Inc.                                    3,790       $   125,639
--------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Equitable Resources, Inc.                        970       $    33,271
--------------------------------------------------------------------------
  Oil Services - 1.1%
    Baker Hughes, Inc.                             1,600       $    53,264
    GlobalSantaFe Corp.                            5,999           164,073
                                                               -----------
                                                               $   217,337
--------------------------------------------------------------------------
  Oils - 4.8%
    Anadarko Petroleum Corp.                         950       $    46,835
    Apache Corp.                                   1,595            91,681
    Devon Energy Corp.                             2,120           104,474
    Exxon Mobil Corp.                             16,746           685,246
                                                               -----------
                                                               $   928,236
--------------------------------------------------------------------------
  Printing & Publishing - 0.5%
    Gannett Co., Inc.                                600       $    45,540
    Tribune Co.                                    1,000            43,500
                                                               -----------
                                                               $    89,040
--------------------------------------------------------------------------
  Restaurants & Lodging - 0.3%
    Starwood Hotels & Resorts Worldwide, Inc.      1,900       $    62,491
--------------------------------------------------------------------------
  Retail - 8.5%
    Home Depot, Inc.                               9,100       $   334,243
    Lowe's Cos., Inc.                              1,350            61,290
    Sears, Roebuck & Co.                           4,800           260,640
    Target Corp.                                   7,380           281,178
    Wal-Mart Stores, Inc.                         12,720           699,727
                                                               -----------
                                                               $ 1,637,078
--------------------------------------------------------------------------
  Special Products & Services - 2.3%
    3M Co.                                         2,120       $   260,760
    Illinois Tool Works, Inc.                      2,600           177,580
                                                               -----------
                                                               $   438,340
--------------------------------------------------------------------------
  Supermarkets - 1.1%
    Safeway, Inc.*                                 7,180       $   209,584
--------------------------------------------------------------------------
  Telecommunications - Wireless - 0.7%
    AT&T Corp.                                     9,000       $    96,300
    AT&T Corp.*                                    8,800            33,880
                                                               -----------
                                                               $   130,180
--------------------------------------------------------------------------
  Telecommunications - Wireline - 3.3%
    Cisco Systems, Inc.*                          21,800       $   304,110
    EchoStar Communications Corp.*                 7,570           140,499
    Emulex Corp.*                                  4,400            99,044
    QLogic Corp.*                                  2,053            78,219
    USA Interactive, Inc.*                           800            18,760
                                                               -----------
                                                               $   640,632
--------------------------------------------------------------------------
  Trucking - 1.6%
    UPS, Inc.                                      4,900       $   302,575
--------------------------------------------------------------------------
  Utilities - Telephone - 1.1%
    BellSouth Corp.                                7,000       $   220,500
--------------------------------------------------------------------------
Total U.S. Stocks                                              $17,083,982
--------------------------------------------------------------------------
Foreign Stocks - 7.2%
  Bermuda - 3.7%
    Accenture Ltd. (Business Services)*            4,100       $    77,900
    ACE Ltd. (Insurance)                           9,600           303,360
    XL Capital Ltd. (Insurance)                    4,000           338,800
                                                               -----------
                                                               $   720,060
--------------------------------------------------------------------------
  Canada - 0.4%
    Encana Corp. (Utilities - Gas)                 2,600       $    79,560
--------------------------------------------------------------------------
  France - 0.9%
    Total Fina S.A., ADR (Oils)                    2,180       $   176,362
--------------------------------------------------------------------------
  Israel - 0.3%
    Check Point Software Technologies Ltd.
      (Computer Software)*                         4,000       $    54,240
--------------------------------------------------------------------------
  Japan - 0.3%
    HONDA MOTOR CO., LTD., ADR (Automotive)        3,200       $    66,272
--------------------------------------------------------------------------
  Switzerland - 0.9%
    Syngenta AG (Chemicals)*                      13,500       $   164,160
--------------------------------------------------------------------------
  United Kingdom - 0.7%
    Diageo PLC (Food & Beverage Products)            955       $    49,326
    Willis Group Holdings Ltd.* (Insurance)        2,500            82,275
                                                               -----------
                                                               $   131,601
--------------------------------------------------------------------------
Total Foreign Stocks                                           $ 1,392,255
--------------------------------------------------------------------------
Total Stocks (Identified Cost, $17,959,769)                    $18,476,237
--------------------------------------------------------------------------
Short-Term Obligation - 2.4%
--------------------------------------------------------------------------
                                        PRINCIPAL AMOUNT
                                           (000 OMITTED)
--------------------------------------------------------------------------
    General Electric Capital Corp.,
      due 7/01/02, at Amortized Cost                $468       $   468,000
--------------------------------------------------------------------------
Repurchase Agreement - 0.6%
--------------------------------------------------------------------------
    Merrill Lynch, dated 6/28/02, due 7/01/02,
      total to be received $104,017 (secured
      by various Treasury and Federal Agency
      obligations in a jointly traded
      account), at Cost                             $104       $   104,000
----------------------------------------------------------------------------
Total Investments (Identified Cost, $18,531,769)               $19,048,237
Other Assets, Less Liabilities - 0.9%                              174,651
----------------------------------------------------------------------------
Net Assets - 100.0%                                            $19,222,888
----------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
----------------------------------------------------------------------------
JUNE 30, 2002
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $18,531,769)           $19,048,237
  Cash                                                                18,338
  Foreign currency, at value (identified cost, $12)                       13
  Receivable for investments sold                                    262,145
  Interest and dividends receivable                                   35,232
  Receivable from investment adviser                                   1,244
  Other assets                                                           305
                                                                 -----------
      Total assets                                               $19,365,514
                                                                 -----------
Liabilities:
  Payable for investments purchased                              $   119,325
  Payable for fund shares reacquired                                  22,451
  Payable to affiliates for management fee                               850
                                                                 -----------
      Total liabilities                                          $   142,626
                                                                 -----------
Net assets                                                       $19,222,888
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $25,919,578
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  516,540
  Accumulated net realized loss on investments and
    foreign currency transactions                                 (7,314,767)
  Accumulated undistributed net investment income                    101,537
                                                                 -----------
      Total                                                      $19,222,888
                                                                 ===========
Shares of beneficial interest outstanding                         2,363,277
                                                                  =========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)          $8.13
                                                                    =====

See notes to financial statements.

Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2002
-----------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $    378,556
    Interest                                                           37,824
    Foreign taxes withheld                                             (2,202)
                                                                 ------------
      Total investment income                                    $    414,178
                                                                 ------------
  Expenses -
    Management fee                                               $    212,953
    Trustees' compensation                                              2,797
    Shareholder servicing agent fee                                     2,687
    Administrative fee                                                  3,767
    Custodian fee                                                      19,294
    Printing                                                            8,830
    Postage                                                                 7
    Auditing fees                                                      30,174
    Legal fees                                                          6,599
    Registration fees                                                  17,250
    Miscellaneous                                                       3,013
                                                                 ------------
      Total expenses                                             $    307,371
    Fees paid indirectly                                               (1,402)
    Reduction of expenses by investment adviser                      (110,705)
                                                                 ------------
      Net expenses                                               $    195,264
                                                                 ------------
        Net investment income                                    $    218,914
                                                                 ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $ (7,285,952)
    Foreign currency transactions                                      (1,195)
                                                                 ------------
      Net realized loss on investments and foreign
         currency transactions                                   $ (7,287,147)
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $ (3,045,462)
    Translation of assets and liabilities in foreign
       currencies                                                         483
                                                                 ------------
      Net unrealized loss on investments and foreign
         currency translation                                    $ (3,044,979)
                                                                 ------------
        Net realized and unrealized loss on investments
          and foreign currency                                   $(10,332,126)
                                                                 ------------
          Decrease in net assets from operations                 $(10,113,212)
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                     2002            2001
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $    218,914    $    193,181
  Net realized loss on investments and foreign
    currency transactions                                         (7,287,147)       (772,164)
  Net unrealized loss on investments and foreign
    currency translation                                          (3,044,979)    (12,176,094)
                                                                ------------    ------------
      Decrease in net assets from operations                    $(10,113,212)   $(12,755,077)
                                                                ------------    ------------
Distributions declared to shareholders -
  From net investment income                                    $   (233,332)   $   (116,131)
  From net realized gain on investments and foreign
    currency transactions                                               --        (8,928,283)
  In excess of net realized gain on investments and
    foreign currency transactions                                       --        (1,148,984)
                                                                ------------    ------------
      Total distributions declared to shareholders              $   (233,332)   $(10,193,398)
                                                                ------------    ------------
  Net increase (decrease) in net assets from fund share
    transactions                                                $(22,745,666)   $  2,104,626
                                                                ------------    ------------
      Total decrease in net assets                              $(33,092,210)   $(20,843,849)
Net assets:
  At beginning of period                                          52,315,098      73,158,947
                                                                ------------    ------------
  At end of period (including accumulated undistributed net
    investment income of $101,537 and $117,121, respectively)   $ 19,222,888    $ 52,315,098
                                                                ============    ============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED JUNE 30,
                                               ----------------------------------------------------------------------------
                                                     2002            2001             2000             1999            1998
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $10.62          $16.52           $16.27           $14.76          $12.10
                                                   ------          ------           ------           ------          ------
Income from investment operations# -
  Net investment income(S)                         $ 0.06          $ 0.04           $ 0.03           $ 0.05          $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                (2.46)          (3.25)            3.24             1.99            3.07
                                                   ------          ------           ------           ------          ------
      Total from investment operations             $(2.40)         $(3.21)          $ 3.27           $ 2.04          $ 3.14
                                                   ------          ------           ------           ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.09)         $(0.03)          $(0.08)          $(0.03)         $(0.05)
  From net realized gain on investments and
    foreign currency transactions                    --             (2.36)           (2.94)           (0.50)          (0.43)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     --             (0.30)            --               --              --
                                                   ------          ------           ------           ------          ------
      Total distributions declared to
        shareholders                               $(0.09)         $(2.69)          $(3.02)          $(0.53)         $(0.48)
                                                   ------          ------           ------           ------          ------
Net asset value - end of period                    $ 8.13          $10.62           $16.52           $16.27          $14.76
                                                   ======          ======           ======           ======          ======
Total return                                       (22.69)%        (21.58)%          21.67%           14.12%          26.86%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         0.56%           0.56%            0.66%            0.66%           0.65%
  Net investment income                              0.62%           0.31%            0.21%            0.37%           0.49%
Portfolio turnover                                    179%             99%              99%              99%             73%
Net assets at end of period (000 Omitted)         $19,223         $52,315          $73,159          $61,467        $100,377

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:
      Net investment income                        $ 0.03          $ 0.01           $ 0.01           $ 0.04          $ 0.05
      Ratios (to average net assets):
        Expenses##                                   0.87%           0.78%            0.77%            0.77%           0.76%
        Net investment income                        0.31%           0.09%            0.10%            0.26%           0.38%
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Research Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002 there were no securities on loan.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, real estate investment trusts, and capital losses.

The tax character of distributions declared for the years ended June 30, 2002 and June 30, 2001 was as follows:

                                        JUNE 30, 2002       JUNE 30, 2001
-------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                            $233,332         $ 1,107,214
  Long-term capital gain                        --              9,086,184
                                             --------         -----------
Total distributions declared                 $233,332         $10,193,398
                                             ========         ===========

During the year ended June 30, 2002 accumulated undistributed net investment income decreased by $1,166, and accumulated net realized loss on investments and foreign currency transactions decreased by $1,818,282, and paid in capital decreased by $1,817,116 due to differences between book and tax accounting for currency transactions and a redemption in-kind gain/loss adjustment. This change had no effect on the net assets or net asset value per share.

At June 30, 2002 accumulated undistributed net investment income under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

As of June 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                Undistributed ordinary income     $   101,537
                Capital loss carryforward          (5,117,479)
                Unrealized loss                       (18,283)
                Other temporary differences        (1,662,466)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2010, $(5,117,479).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the year ended June 30, 2002 were 0.55% of average daily net assets on an annualized basis. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $63,929,451 and $86,321,359, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $19,066,592
                                                                 -----------
Gross unrealized appreciation                                    $ 1,068,739
Gross unrealized depreciation                                     (1,087,094)
                                                                 -----------
  Net unrealized depreciation                                    $   (18,355)
                                                                 ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                             YEAR ENDED JUNE 30, 2002            YEAR ENDED JUNE 30, 2001
                                       ------------------------------      ------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              3,296,050       $ 30,859,773        1,468,307       $ 17,333,220
Shares issued to shareholders in
  reinvestment of distributions             24,639            233,332          831,434         10,193,385
Shares reacquired                       (5,885,392)       (53,838,771)      (1,801,334)       (25,421,979)
                                        ----------       ------------       ----------       ------------
    Net increase (decrease)             (2,564,703)      $(22,745,666)         498,407       $  2,104,626
                                        ==========       ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2002 was $284. The fund had no significant borrowings during the year.

(7) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceeded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Research Fund (one of a series comprising MFS Institutional Trust) (the "Trust") as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional Reseach Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 8, 2002
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FEDERAL TAX INFORMATION

For the year ended June 30, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

The fund has the option to use equalization, which is a tax basis dividends paid deduction from earnings and profits distributed to shareholders upon redemption of shares.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
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